SCHEDULE 14A INFORMATION

             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934


 FILED BY THE REGISTRANT (X)
 FILED BY A PARTY OTHER THAN THE REGISTRANT ( )

 Check the appropriate box:
 ( )  Preliminary Proxy Statement
 ( )  Definitive Proxy Statement
 (X)  Definitive Additional Materials
 ( )  Soliciting Material Pursuant to section240.14a-11(c) or section 240.14a-12
 ( )  Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))


                                 DESIGNS, INC.
               (Name of Registrant as Specified In Its Charter)





     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


 PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

 (X)   No fee required.
 ( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.


       1) Title of each class of securities to which transaction applies:
       2) Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction:
       5) Total fee paid:

 ( )   Fee paid previously with preliminary materials.

 ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1) Amount Previously Paid:
       2) Form, Schedule or Registration Statement No.:
       3) Filing Party:
       4) Date Filed:





 .Return Address
PROXYGRAM SERVICE
500 EIGHTH AVENUE
NEW YORK, NY  10018
 .Text
CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>
(Your identification number is confidential. It is to assure the operator of your identity.)


                    **ACT NOW PROTECT YOUR INVESTMENT**
              VOTE FOR THE DESIGNS BOARD'S SLATE OF DIRECTORS


                                                        September 30, 1999

Dear Fellow Stockholder:

With Designs' Annual Meeting now just a few days away, we need your support. Your vote is critical to your Company's future and to the value of your Designs shares. There are several important facts you should know:

*  SPECIAL COMMITTEE FULLY SUPPORTS DESIGNS SLATE
   The Special Committee has completed a review of the Company's recent performance, current sales trends and plans for the balance of fiscal 1999. Based on this review the Committee has reaffirmed its view that earnings for this year will meet or exceed the projected $.33 per share. The year 2000 is expected to be very solid for Designs, unless, of course, Holtzman prevails. The Committee urges you to vote FOR the election of the Designs Board's slate of directors.

*  ISS RECOMMENDS ELECTING THE BOARD'S NOMINEES
   Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the Designs Board's slate of Directors.

*  DON'T RISK THE LEVI STRAUSS RELATIONSHIP
   Mr. Schultz, Jewelcor's prospective CEO, has touted a "25-year relationship" with Levi Strauss. You should know that Levi Strauss has informed us that there is no member of Levi's senior management who even recognizes his name. DO NOT BE MISLED. The Levi's relationship is critical to the financial viability of Designs. Protect your investment---vote FOR the Designs Board's slate of Directors.

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free ProxyGram. Please take a few minutes of your time to follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support.

Sincerely,

James G. Groninger
Chairman of the Special Committee
DESIGNS, INC.


          TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE
                 COMPANY ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8401, Designs, Inc.

3.  State your name, address and telephone number.

4. State your confidential identification number and number of shares as shown below:

    CONFIDENTIAL IDENTIFICATION NUMBER: <CIN>

    NUMBER OF SHARES: <NumShares>


                               DESIGNS, INC.

                       Annual Meeting of Stockholders

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 4, 1999

The undersigned stockholder of Designs, Inc. hereby appoints James G. Groninger, with full power of substitution and to each substitute appointed pursuant to such power, as proxy or proxies, to cast all votes, as designated hereon, which the undersigned stockholder is entitled to cast at the Annual Meeting of the Stockholders of Designs, Inc. to be held at 11:00 a.m. local time on October 4, 1999, at One Post Office Square, Boston, Massachusetts 02109, and, at any and all adjournments and postponements thereof, with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Notice and Proxy Statement, and (ii) in their discretion with respect to any other business that may properly come before the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned to others for such Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND (2) AGAINST PROPOSAL 2.

The Board of Directors recommends a vote FOR the election of the nominees listed in Proposal 1 below and AGAINST Proposal 2.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

1. Election of nominees named below to the Board of Directors of the Company.

    Nominees:  Joel H. Reichman, James G. Groninger, Bernard M.
    Manuel, Melvin I. Shapiro, and Peter L. Thigpen.

    (  ) FOR         (  ) WITHHOLD           (  ) FOR ALL EXCEPT

INSTRUCTION:  To withhold authority to vote for any individual
    Nominee, give that nominee's name to the operator.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2

2. Holtzman proposal to recommend that the Company's Board of Directors terminate the Shareholder Rights Agreement.

    (  ) FOR          (  ) AGAINST           (  ) ABSTAIN

The proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

Please give name to the operator exactly as name appears hereon. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all must sign.




 .Return Address
PROXY SERVICES
51 MERCEDES WAY
EDGEWOOD, NY  11717
 .Text
                    **ACT NOW PROTECT YOUR INVESTMENT**
              VOTE FOR THE DESIGNS BOARD'S SLATE OF DIRECTORS

                                                       September 30, 1999

Dear Fellow Stockholder:

With Designs' Annual Meeting now just a few days away, we need your support. Your vote is critical to your Company's future and to the value of your Designs shares. There are several important facts you should know:

*  SPECIAL COMMITTEE FULLY SUPPORTS DESIGNS SLATE
   The Special Committee has completed a review of the Company's recent performance, current sales trends and plans for the balance of fiscal 1999. Based on this review the Committee has reaffirmed its view that earnings for this year will meet or exceed the projected $.33 per share. The year 2000 is expected to be very solid for Designs, unless, of course, Holtzman prevails. The Committee urges you to vote FOR the election of the Designs Board's slate of directors.

*  ISS RECOMMENDS ELECTING THE BOARD'S NOMINEES
   Institutional Shareholder Services ("ISS"), the nation's leading voting advisory service, recommended that its clients, including institutional investors, mutual funds and other fiduciaries, vote FOR the Designs Board's slate of Directors.

*  DON'T RISK THE LEVI STRAUSS RELATIONSHIP
   Mr. Schultz, Jewelcor's prospective CEO, has touted a "25-year relationship" with Levi Strauss. You should know that Levi Strauss has informed us that there is no member of Levi's senior management who even recognizes his name. DO NOT BE MISLED. The Levi's relationship is critical to the financial viability of Designs. Protect your investment---vote FOR the Designs Board's slate of Directors.

Since time is short and your vote critical, we have established a method which will enable you to vote by toll-free ProxyGram. Please take a few minutes of your time to follow the simple steps listed below.

If you have any questions or need assistance in the last-minute voting of your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 888-750-5834.

Thank you for your support.

Sincerely,

James G. Groninger
Chairman of the Special Committee
DESIGNS, INC.

      TOLL-FREE PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                     ARE AVAILABLE TO ASSIST YOU NOW!!!

                                INSTRUCTIONS

1.  Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 8402, Designs, Inc.

3. State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

                           Name:              <NA.1>
                           Broker:            <Broker>
                           Control number:    <ControlNum>
                           Number of shares:  <NumShares>

                               DESIGNS, INC.

                       Annual Meeting of Stockholders

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 4, 1999

The undersigned stockholder of Designs, Inc. hereby appoints James G. Groninger, with full power of substitution and to each substitute appointed pursuant to such power, as proxy or proxies, to cast all votes, as designated hereon, which the undersigned stockholder is entitled to cast at the Annual Meeting of the Stockholders of Designs, Inc. to be held at 11:00 a.m. local time on October 4, 1999, at One Post Office Square, Boston, Massachusetts 02109, and, at any and all adjournments and postponements thereof, with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Notice and Proxy Statement, and (ii) in their discretion with respect to any other business that may properly come before the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned to others for such Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND (2) AGAINST PROPOSAL 2.

The Board of Directors recommends a vote FOR the election of the nominees listed in Proposal 1 below and AGAINST Proposal 2.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

1. Election of nominees named below to the Board of Directors of the Company.

    Nominees:  Joel H. Reichman, James G. Groninger, Bernard M.
    Manuel, Melvin I. Shapiro, and Peter L. Thigpen.

    (  ) FOR                   (  ) WITHHOLD             (  ) FOR ALL EXCEPT

    INSTRUCTION: To withhold authority to vote for any individual nominee, give that nominee's name to the operator.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSAL 2

2. Holtzman proposal to recommend that the Company's Board of Directors terminate the Shareholder Rights Agreement.

    (  ) FOR                  (  ) AGAINST               (  ) ABSTAIN

The proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Annual Meeting and voting in person.

Please give name to the operator exactly as name appears hereon. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all must sign.